November 2014 1 February 5 Performance Guideposts Note: Consolidated EBITDA margin expanded by 140 bps. Excluding incremental incentive fees and equity earnings, EBITDA margin expanded by 60 bps. Drivers Global Metrics 2012 2013 2014 2015 2020 Leasing market activity (Source: JLL Research) Gross office Absorption sq mtrs -16% +1% 0% JLL annual Leasing revenue growth JLL revenue Local Currency +9% +5% +17% Capital Markets total market volumes (Source: JLL Research) Transaction volume USD +6% +27% +20% JLL annual Capital Markets revenue growth JLL revenue USD +12% +38% +15% Global economic growth (Source: Oxford Economics) GDP 3.0% 3.0% 3.2% 3.4% 3.8% Global interest rates (Source: Oxford Economics) 10-year Government Bond Yields, World Average 1.8% 2.3% 2.6% 2.2% 3.3% Leasing market activity (Source: JLL Research) Gross office absorption 36.4 m sq meters; -16% 36.8 m sq meters; +1% 36.8 m sq meters; 0% ~ 5% Capital Markets total market volumes (Source: JLL Research) Transaction volume $463 B; +6% $588 B; +27% $710 B; +20% 5-10% Vacancy (Source: JLL Research) Global office vacancy 13.1% 13.2% 12.7% 12.4% Key Revenue Metrics Leasing JLL revenue (local currency) +9% +5% +17% Capital Markets JLL revenue (local currency) +13% +40% +15% Property & Facility Management JLL fee revenue (local currency) +13% +14% +15% LaSalle Investment Management Advisory Fees - 6% - 1% + 5% Financial Performance EBITDA margin expansion (fee revenue) Basis points 30 bps 40 bps 60 bps Note Adjusted EPS % growth 13.5% 15% 38% Capital Allocation Investment: M&A Total M&A $ Committed $21m $26m $78m Capital expenditures $ per annum $80m $97m $130m Outlook / Assumptions JLL Market Share Macro Economic Indicators Real Estate Indicators JLL Performance Indicators Consistent with historical incremental Adjusted Operating Income margin of +12- 15% Long-term Organic/M&A revenue growth mix = 80%/ 20% Continue IT focus ~ 70% of spend Actual

November 2014 2 February 5 Macro • Global economic outlook • Corporate confidence • Global interest rates • Political events in key markets • Global equity markets • M&A activity • Market share (e.g. revenue trends versus market volumes) • Outsourcing pipelines and win rates • Competitive landscape • Balance between compensation and variable cost spend and future revenue • Profitable revenue growth Real Estate • Leasing and Capital Markets volumes • Occupancy and rental rates • Investor allocations to real estate • Credit markets & liquidity • Asset valuations • New construction pipelines JLL Specific Watch-outs: Trends we monitor closely

November 2014 3 February 5 Capital demands transparency Energy & sustainability Outsourcing grows Long-term growth market Major institutional investment category Globalization continues Long-term real estate market trends unchanged

November 2014 4 February 5 About JLL JLL (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual fee revenue of $4.7 billion and gross revenue of $5.4 billion, JLL has more than 230 corporate offices, operates in more than 80 countries and has a global workforce of approximately 58,000. On behalf of its clients, the firm provides management and real estate outsourcing services for a property portfolio of 3.4 billion square feet, or 316 million square meters, and completed $118 billion in sales, acquisitions and finance transactions in 2014. Its investment management business, LaSalle Investment Management, has $53.6 billion of real estate assets under management. JLL is the brand name, and a registered trademark, of Jones Lang LaSalle Incorporated. For further information, visit www.jll.com. 200 East Randolph Drive Chicago Illinois 60601 │ 30 Warwick Street London W1B 5NH │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619 Cautionary Note Regarding Forward-Looking Statements Statements in this document regarding, among other things, future financial results and performance, achievements, and plans and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of JLL to be materially different from those expressed or implied by such forward-looking statements. For additional information concerning risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated in forward-looking statements, and risks to JLL’s business in general, please refer to those factors discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in JLL’s Annual Report on Form 10-K for the year ended December 31, 2014 and in other reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this document, and except to the extent required by applicable securities laws, JLL expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in JLL’s expectations or results, or any change in events. © 2015 Jones Lang LaSalle IP, Inc. All rights reserved. No part of this publication may be reproduced by any means, whether graphically, electronically, mechanically or otherwise howsoever, including without limitation photocopying and recording on magnetic tape, or included in any information store and/or retrieval system without prior written permission of Jones Lang LaSalle IP, Inc.